EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-QSB of Marshall Holdings International, Inc. for the second quarter ending June 30, 2007, I, W. Jamie Plante, Chief Financial Officer of Marshall Holdings International, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the second quarter ending June 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the second quarter ending June 30, 2007, fairly presents, in all material respects, the financial condition and results of operations of Marshall Holdings International, Inc.

     Dated: August 20, 2007.

                                     /s/  W. Jamie Plante
                                     -------------------------------------------
                                     W. Jamie Plante, Chief Financial Officer of
                                     Marshall Holdings International, Inc.